Properties And Equipment	12 Months Ended
Dec. 31, 2018
Properties And Equipment [Abstract]
Properties And Equipment

12.Properties and Equipment

A summary of properties and equipment follows (in thousands):

	December 31,
	2018	2017
Land	$7,964	$7,108
Buildings and building improvements	96,361	85,570
Transportation equipment	51,559	47,243
Machinery and equipment	111,183	99,234
Computer software	49,928	47,840
Furniture and fixtures	72,898	74,191
Projects under development	20,510	11,882
Total properties and equipment	410,403	373,068
Less accumulated depreciation	(248,370)	(230,034)
Net properties and equipment	$162,033	$143,034

The net book value of computer software at December 31, 2018 and 2017, was $6.6 million and $7.3 million, respectively.  Depreciation expense for computer software was $5.4 million, $4.4 million and $4.0 million for the years ended December 31, 2018, 2017 and 2016, respectively